SVB Financial Group - 2018 Investor Day 63 December 4, 2018

GAAPNon-Interest Income $M 572.2 557.2 558.3 Other Equity WarrantGains Gains on Investment Securities CoreFee Income '1 ' ' 4 15 '16 17 YTD'18 IIIID SVB Financial Group - 2018 Investor Day 83 December 4, 2018

Non-interest income: market-related gains Drivers Non-GAAPnet gains on investment securities net of non-controllinginterests* Net gainson equity wanantassets > VC/PE funding & investment activity > Exitmarkets: M&A &IPOs 128.3 120.5 $M 101.7 > Growingportfolio of 2,031 warrants > $4.3B of Committed Capital 71.0 WhatWe AreWatching > Gains/losses subject to market changes ' ' ' 14 15 '16 17 YTD IJIID SVB Financial Group - 2018 Investor Day 85 December 4, 2018

Tier 1 Leverage Ratio% Drivers CET1% > Growinglow-cost dient fundsfranchise Strong > Lendinggrowth > Feeincome fromdient growth,deeper Capital relationships& dient funds > Higher rates, lowertaxes Position > Improvedportfolio mix & stable (Holding Company) creditellV'lronment '1 '1 '14 5 '16 7 9/30/18 > Warrant& InvestmentGains SVB Financial Group - 2018 Investor Day 96 December 4, 2018

8 2019 PreliminaryOutlook ��{�flis No Interest Rate Increases or Acquisition of Leerink Core Fee Income Non-Interest Ex:oense Business Drivers Increase at a percentage (excludingexpenses related to �Hng interests) Outlook vs. 2018 Results rate in the mid-teens Increase at a percentage rate in the mid teens Avg.Loans Avg. Deposits Net Interest Income Increase at a percentage rate Increase at a percentage rate Increase at a percentage in the mid-teens in the high single digits rate in the high teens SVB Financial Group - 2018 Investor Day 99 December 4, 2018

Exhibit 99.2


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Financial Group
Investor Day
December 4, 2018

Important Information

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance, and are subject to known and unknown risks and uncertainties, many of which may be beyond our control. You can identify these and other forward-looking statements by the use of words such as "becoming," "may," "will," "should," "could," "would," "predict," "potential," "continue," "anticipate," "believe," "estimate," "seek," "expect," "plan," "intend," the negative of such words, or comparable terminology. In this presentation, we make forward-looking statements discussing management's expectations about, among other things: economic conditions; opportunities in the market; outlook on our clients' performance; our financial, credit, and business performance, including potential investment gains, loan growth, loan mix, loan yields, credit quality, deposits, noninterest income, and expense levels; and financial results (and the components of such results) for certain quarters in, and for the full year 2018 and 2019. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we have based these expectations on our current beliefs as well as our assumptions, and such expectations may prove to be incorrect.

We wish to caution you that such statements are just predictions and actual events or results may differ materially, due to changes in economic, business and regulatory factors and trends. Our actual results of operations and financial performance could differ significantly from those expressed in or implied by our management's forward-looking statements. Important factors that could cause our actual results and financial condition to differ from the expectations stated in the forward-looking statements include, among others: deterioration, weaker than expected improvement, or other changes in the state of the economy or the markets in which we conduct business or are served by us (including the levels of IPOs and M&A activities); changes in the volume and credit quality of our loans; the impact of changes in interest rates or market levels or factors affecting or affected by them, especially on our loan and investment portfolios; changes in our deposit levels; changes in the performance or equity valuations of funds or companies in which we have invested or hold derivative instruments or equity warrant assets; variations from our expectations as to factors impacting our cost structure; changes in our assessment of the creditworthiness or liquidity of our clients or unanticipated effects of credit concentration risks which create or exacerbate deterioration of such creditworthiness or liquidity; accounting changes, as required by Generally Accepted Accounting Principles (GAAP); and regulatory, tax or legal changes or their impact on us.

We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, including (i) our latest Annual Report on Form 10-K; (ii) our latest Quarterly Report on Form 10-Q; and (iii) our most recent earnings release filed on Form 8-K. These documents contain and identify important risk factors that could cause the Company's actual results to differ materially from those contained in our projections or other forward-looking statements. All forward-looking statements included in this presentation are made only as of the date of this presentation. We assume no obligation and do not intend to revise or update any forward-looking statements contained in this presentation, except as required by law.

This presentation shall not constitute an offer or solicitation in connection with any securities.

Use of Non-GAAP Financial Measures

To supplement our financial disclosures that are presented in accordance with GAAP, we use certain non-GAAP measures of financial performance (including, but not limited to, non-GAAP core fee income, non-GAAP noninterest income, non-GAAP net gains on investment securities, non-GAAP non-marketable and other securities, non-GAAP noninterest expense and non-GAAP financial ratios) of financial performance. These supplemental performance measures may vary from, and may not be comparable to, similarly titled measures by other companies in our industry. Non-GAAP financial measures are not in accordance with, or an alternative for, GAAP. Generally, a non-GAAP financial measure is a numerical measure of a company's performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. A non-GAAP financial measure may also be a financial metric that is not required by GAAP or other applicable requirement.

We believe that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures (as applicable), provide meaningful supplemental information regarding our performance by: (i) excluding amounts attributable to non-controlling interests for which we effectively do not receive the economic benefit or cost of, where indicated, or (ii) providing additional information used by management that is not otherwise required by GAAP or other applicable requirements. Our management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing our operating results and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate a comparison of our performance to prior periods. We believe these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. However, these non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, net income or other financial measures prepared in accordance with GAAP. Under the "Non-GAAP reconciliations" section at the end of this presentation, we have provided reconciliations of, where applicable, the most comparable GAAP financial measures to the non-GAAP financial measures used in this presentation, or a reconciliation of the non-GAAP calculation of the financial measure.

Please refer to that section for more information.

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Meghan O'Leary
Head of Investor Relations
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Today's Agenda



Corporate Strategy & Roadmap

Greg Becker
President & CEO



Business Opportunities & Execution

Mike Descheneaux
President, Silicon Valley Bank



International Strategy

Phil Cox
Head of EMEA &
President of UK Branch



Financial Performance & Goals

Dan Beck
CFO

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Technology & Innovation Panel
Bob Blee
Head of Corporate Finance
Jennifer Friel Goldstein
Head of Western Region Accelerator & Strategic Advisory, Life Sciences & Healthcare
Jake Moseley
Senior Market Manager, National Fintech Practice & Software Norcal
Matt Trotter
Sector Head, Hardware & Frontier Technologies
Moderator
John China
Head of Technology Banking
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Key Growth Markets Panel



Yvette Butler
Head of Private Banking & Wealth Advisory



Jesse Hurley
Head of Global Fund Banking



Erin Platts
Head of Relationship Banking, Europe

Moderator



Marc Cadieux
Chief Credit Officer

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Other Executive Officers



Michelle Draper
Chief Marketing Officer



Mike Dreyer
Chief Operations Officer



Chris Edmonds-Waters
Chief Human Resources Officer



Laura Izurieta
Chief Risk Officer



Michael Zuckert
General Counsel

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Greg Becker
President & CEO
SVB Financial Group
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Strategy & Roadmap
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Who we are
and what
we do
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Our mission is to increase the probability of our clients' success.
The Bank of the Innovation Economy
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SVB is at the Intersection of Innovation & Capital
HARDWARE & INFRASTRUCTURE
SOFTWARE & INTERNET
LIFE SCIENCE & HEALTHCARE
ENERGY & RESOURCE INNOVATION
PRIVATE EQUITY & VENTURE CAPITAL
PREMIUM WINE
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We Deliver
A Diversified
Platform
in Innovation
Centers Around
the World
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Financial Group
Silicon Valley Bank
Global commercial banking for innovators, enterprises & investors
SVB Capital
Private venture investing expertise, oversight & management
SVB Private Bank/
Wealth Advisory
Private banking & investment strategies for influencers in the innovation ecosystem
SVB Leerink
Full service Investment Banking capabilities for Life Science and Healthcare*
*Pending closing in Q1'19
SVB Financial Group's Offices
SVB Financial Group's International Banking Network


GLOBAL COMMERCIAL BANKING
INVESTMENT SOLUTIONS
RESEARCH & INSIGHTS
FUNDS MANAGEMENT
PRIVATE BANKING & WEALTH MANAGEMENT
INVESTMENT BANKING*
Providing a Range of
Comprehensive Financial Services
*Expected close of Leerink acquisition in Q1'19
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We Remain Focused on the Entire Innovation Market

Enterprises
High growth companies

Influencers
Individuals who have an impact in our target market

Investors
VC, PE, Angels, Corporate VC arms, Family Offices, & Select LPs


cloudera
ZipRecruiter
10x GENOMICS
INSIGHT VENTURE PARTNERS
ACHAOGEN
FireEye
BEYOND MEAT
Tocagen
themuse
Lightspeed
Pill Pack
Our Clients Define What Comes Next
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We Deliver for
Our Clients
Differently
Service with an entrepreneurial spirit
What you need, when you need it
On the pulse of your industry
CLIENT
Partnership
Connections
Passion
Growth
Speed
Flexibility
Experience
Insight
Expertise
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Global Funds Flow

Global Macro Environment

Competition

Rates

And...

Drivers of Our Business

Our Ability to Execute


Our Strategy
Enhancing Client Experience
Improving Employee Enablement
Strengthening Risk Management
Driving Growth: Business Units & Products
Propelling Business Tranformation
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Bold Goals To Support A Bold Vision

World Class Client Experience

NPS = Market Leading

Industry Leading Employee Engagement & Diversity

Employee Engagement > 80

Diverse High Income Earners > 60%

Commanding Market Share

#1 Market Position

Consistent, Peer Leading Financial Performance

ROE ~ 15% in a low rate environment & ~ 20% in a normalized environment*

Core EPS ~ 10% growth in a flat rate environment & ~ 20% in an increasing rate environment

*Normalized rate environment represents Fed Funds Rate above 250 bps.

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Key Takeaways
A BOLD VISION
THE RIGHT STRATEGY
PROVEN ABILITY TO EXECUTE
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Mike Descheneaux
President
Silicon Valley Bank


Business
Opportunities
& Execution
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Agenda
Insight Into the Environment
What We're Doing to Drive Future Growth
How Our Investments Will Support That Growth
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Key Takeaways
Unique, Powerful Platform
Strong Momentum
Investing To Drive Growth
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Robust Growth in Loans
Loans
$14.5B
$27.7B
Sept'14
Sept'18
Other
Life Science/ Healthcare
PE/VC
Technology
Private Bank
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Loans

What's Happening

- Positive conditions for our technology clients overall
- Growth in Private Equity (new market share, expanding industry)
- Investments in Private Bank (market share, leadership, platform)
- Healthy activity in Life Sciences
- Non-bank lenders active in our space

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Exceptional Growth in Client Funds
Total Client Funds
$B
66
32
34
Sept'14
131
82
49
Sept'18
Funds
Deposits
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Client Funds



What's Happening

- Rapid growth in funding levels & sources
- Exits, IPOs, large funding rounds creating significant liquidity
- Rising rates affecting deposit betas
- Watchful eyes on macro factors, valuations and distributions

What We're Doing

- Adapting existing deposit products to client needs & life stage
- Establishing new on-balance sheet products to attract off-balance sheet funds
- Adding expertise to client funds & product teams

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Strong Core Fee Income Growth
Client Investment
+724%
$88.6M
YTD 9/30/14
YTD 9/30/18
Robust Off-Balance Sheet Client Funds Growth
Higher Interest Rates
Credit Card
+119%
$68.7M
YTD 9/30/14
YTD 9/30/18
Healthy New Client Acquisition
Improved Penetration
F/X
+90%
$100.6M
YTD 9/30/14
YTD 9/30/18
Strong Private Equity Client Growth & Activity
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Core Fees
What's Happening
Client investment fees, F/X & card fees driving growth
Healthy new client acquisition & company formation
Active M&A markets & cross-border transactions
Fintechs active
What We're Doing
Client experience improvements
Digital delivery platform enhancements
Focus on client penetration & product usage
Adding expertise and capabilities to product & solutions teams
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Private Equity/ Venture Capital
Loans
+353%
$B
2.9
13.4
Sept'14
Sept'18
Total Client Funds
+107%
$B
3.9
8.6
10.0
Funds
15.9
Deposits
Sept'14
Sept'18
Core Fee Income
+230%
$M
19.9
65.7
YTD'14
YTD'18
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Private Equity/ Venture Capital
Our Advantage
Dedicated fund banking platform
Unmatched expertise, capabilities & solutions
Global presence & reach
External Factors
Growing PE industry
Robust fundraising & investment environment
Competition pressuring pricing
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Private Equity/ Venture Capital

What We're Doing to Drive Growth

- New Client Acquisition/Market Share Growth
- Expanded Product & Partnering Capabilities
- Alignment with Private Bank/Wealth Advisory
- Global Expansion

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Technology
Loans +36%
$B
3.6
2.0
4.6
<$20M
3.0
≥$20M
Sept'14
Sept'18
Total Client Funds +95%
$B
16.8
17.5
42.3
Funds
24.6
Deposits
Sept'14
Sept'18
Core Fee Income +102%
$M
108.0
219.0
YTD'14
YTD'18
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Technology
Our Advantage
Unmatched expertise, connections & value add at all life stages
Early-stage advantage & large funnel of new clients
Tremendous liquidity available to clients
Deep relationships with sources of capital
External Factors
High levels of liquidity
Larger funding rounds
M&A impacting client borrowings
Non-bank lenders active
Sponsored buyout lending extremely competitive space
Clients seeking returns off balance sheet
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Technology
What We're Doing to Drive Growth
Enhanced relationship management & credit solutions model
New tailored debt products
Debt partnering arrangements
Increased syndication capabilities
Expanded product solutions
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Life Sciences
Loans +89%
$B
1.3
2.4
Sept'14
Sept'18
Total Client Funds +139%
$B
10.3
3.9
Funds
28.6
Deposits
5.4
Sept'14
Sept'18
Core Fee Income +211%
$M
18.3
57.1
YTD'14
YTD'18
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Life Sciences

Our Advantage

- Strong client acquisition engine
- Deep sector specialization
- Exceptional relationships & partnerships with sources of capital
- *SVB Leerink**

*Pending closing in Q1'19

External Factors

- Favorable long-term macro trends
- Active IPO & secondary offerings creating significant liquidity
- Larger funding rounds
- Clients increasingly seeking yields for funds
- Regulatory environment a factor to watch

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Life Sciences
What We're Doing to Drive Growth
Role specialization
(Credit, Relationship Management, External Business Development)
Expanding full suite of capital solutions (debt, equity and converts)
Driving deeper alignment with most active investors & accelerators
Expanding deposit initiative to later-stage clients
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Private Bank
Loans +153%
$B
1.2
3.0
Sept'14
Sept'18
Total Client Funds +121%
$B
0.1
1.0
0.8
Funds
1.5
Deposits
Sept'14
Sept'18
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Private Bank
Our Advantage
Unique customer loyalty & trusted brand
Unique position to add value & build client relationships early
External Factors
Industry consolidation
Increased competition for HNW clients
Rising rates (slowing mortgage growth)
Housing supply tight in key markets
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Private Bank
What We're Doing to Drive Growth
Investment in leadership, platform, capabilities
Enhance client experience
Expand platform & offerings (digital wealth & brokerage services)
Deepen Commercial Bank-Private Bank coordination
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We are Investing
in Our Growth


We are Investing in...
Processes
Tools & Systems
New Initiatives
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Processes
Middle Office
Client Onboarding + Digital Systems
Relationship Management Model & Credit Solutions


Tools &
Systems
User Experience & Interface
Digital
Bank
Tools
for
Teams
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New
Initiatives

Cards

Innovators card for startups

Enhanced digital experience

Targeted digital acquisition campaigns

Foreign Exchange

Expanded sales & trading teams

Enhanced digital experience

Consistent client experience & scalability

Core Banking

New lending products

Building out new Digital Banking platform

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International
Growth
Europe
Asia
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SVB Capital 3.0 – *Equity & Debt Platform*

A premier global investment platform providing access to the Innovation Economy for institutional investors

SVB Capital's differentiated products are mapped to the bank's expertise across stage, sector and geography


Key Takeaways
We have significant momentum in our markets
Our unique approach to client service, our networks & expertise set us apart
We are investing in our growth for the long term
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Phil Cox
Head of EMEA & President of the UK Branch
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Agenda
Who We Are
The Case for International
The International Model
The International Opportunity
Where We Are & What We Do
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Gavin
Hewitt
CFO
Emma
Hagan
Chief Risk
Officer
David
Cohen
General
Manager, Israel
Erin
Platts
Head of Relationship
Banking, Europe
Ian
Wright
COO
An Experienced,
Diverse
International
Leadership Team
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Dave
Jones
President of SPD
Silicon Valley
Bank & SVB Asia
Jade
Lu
Vice President, Head of
Corporate Banking,
SPD Silicon Valley Bank
Andy
Tsao
Managing Director,
Global Gateway
An Experienced,
Diverse
International
Leadership Team

The Case For International

Expand with our clients & partners

Support the globalisation of innovation

Diversify our business

Accelerate our strategic priorities

SVB is delivering a market leading international presence and strong financial results.

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The International Model
US
AI/machine learning
Infrastructure
Software
Fintech
eCommerce
Canada
AI
Fintech
Cleantech
Europe
Fintech
eCommerce
Israel
Cybersecurity
Enterprise Software
Asia
eCommerce
AI
Life Sciences
SVB Financial Group's Offices
SVB Financial Group's International Banking Network
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The International Opportunity

Significant Venture Capital Activity

Early-stage funded locally; larger growth-stage funded internationally

Increasing number of Unicorns

Regional specialisms & advantages emerging

2018 Global Venture Capital Activity Set to Break Records



Asia VC Activity by Deal Size
(US $B)
'07
'09
'11
'13
$148.95B
2018 Annualized
European VC Activity
(US $B)
'07
'09
'11
'13
$23.17B
2018 Annualized
*Annualized Amount
$25M+
$10M-$25M
$5M-$10M
$1M-$5M
$500-$1M
Under $500k
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Strong momentum
International Growth Rate
+83%
+55%
+24%
Loans
Deposits
Clients
2016
2017
2018 YTD
Balanced, growing revenue
2016 - 2018 YTD
Private Equity/
Venture Capital
Corporate
Finance
EMEA
& Asia
+49%
CAGR
Technology & Life
Science Banking
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Where We Are
& What We Do
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Where We Are

Full Banking: 26 US Offices* | London | SVB Asia & JV Beijing | Rep Office Herzliya | JV Shanghai | Rep Office Dublin | JV Shenzen | Global Gateway

Lending Only: Hong Kong SVB Asia | Frankfurt

*Private Banking offered in the US only

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What We Do
Early Stage
(Pre-Series A)
Venture Stage
(Series A/B+)
Growth Stage
(Revenues)
Late Stage
Banking (UK, US & China)
Foreign Exchange
Venture Loans
Working Capital & Receivables Finance
Trade Finance (via US Branches)
Cash Flow Lending
Acquisition Finance
Leveraged Buyout
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Key Takeaways – International

- Following investment dollars & clients
- Seeking out areas of venture funding & innovation
- Experiencing higher levels of growth than U.S. business
- Continuing to invest in international growth


Technology & Innovation Panel
Bob Blee
Head of Corporate Finance
Jennifer Friel Goldstein
Head of Western Region Accelerator & Strategic Advisory, Life Sciences & Healthcare
Jake Moseley
Senior Market Manager, National Fintech Practice & Software Norcal
Matt Trotter
Sector Head, Hardware & Frontier Technologies
Moderator
John China
Head of Technology Banking
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Dan Beck
Chief Financial Officer


Financial Performance & Outlook


Key Takeaways
Strong, sustainable, smart growth
Investments for growth & improved operating leverage
Reducing Asset sensitivity
Strong capital & liquidity
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Strong Profitability & EPS Growth
EPS
$
5.31
6.62
7.31
9.20
13.15
'14
'15
'16
'17
YTD
All YTD numbers are as of 9/30/18.
ROE%
Peer ROE%
10.46
11.18
10.90
12.38
20.56
8.98
8.17
8.83
9.77
12.67
'14
'15
'16
'17
YTD
Peer ROE source: SNL
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Strong Profitability & EPS Growth

EPS



$
5.31
6.62
7.31
9.20
13.15
'14
'15
'16
'17
YTD

All YTD numbers are as of 9/30/18.

- Growing, low-cost client funds franchise
- Lending growth
- Fee income from client funds growth, deeper relationships and client funds
- Higher rates, lower taxes
- Lower credit costs from improved portfolio mix & stable credit environment
- Warrant & Investment Gains

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Robust Balance Sheet Growth


Assets
$B
18
20
23
26
39
45
45
51
58
'10
'12
'14
'16
9/30/18
Other assets
Net Loans
Non-marketable securities
(VC Investments)
Held-to-maturity securities
Available-for-sale securities

- Strong loan & deposit growth
- Greatest loan growth in low-risk capital call lines
- Continued opportunities for growth across all segments

Powerful Low Cost Funds Franchise



+$100B
$B
31
35
42
49
67
83
85
105
131
Total Client Funds
Off-balance sheet client investment funds
Interest-bearing deposits
Noninterest-bearing demand deposits
2010
2012
2014
2016
9/30/18

- Demand deposits constitute 83% of total deposits as of 9/30/18
- Cost of deposits was 7 bps as of 9/30/18
- Fees generated on off-balance-sheet funds: 2014 – 5 bps; Q3 2018 –19 bps

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Contributions Across Businesses

At 9/30/18



Deposits
PE/VC
24%
24%
International
3%
Private Bank
10%
Technology
1%
Life Science & Healthcare
Early Stage
38%
Off-Balance Sheet Funds
Early Stage
42%
11%
PE/VC
4%
International
1%
Private Bank
29%
Technology
13%
Life Science & Healthcare

Deposit Franchise a Competitive Advantage (As of 9/30/18)

- Significant portion of deposits represent operating accounts of our clients
- Market rate, off-balance sheet products
- 9/30 total cost of deposits of 7 Bp, materially lower than peer costs
- Low interest-bearing deposit beta of 19% to date
- Low loan-to-deposit ratio of 52.4%

SVB Cost of Deposits vs. Mid-Cap Peers



140
105
70
35
0
Average 65bp
7
SIVB
CBSH
AMAL
ZION
BOH
CFR
FIBK
WBS
FRC
PB
FHB
UMPQ
WAL
BPOP
SNV
FFBC
FULT
TCF
UBSH
PBCT
FHN
EWBC
ASB
SBNY
TCBI
OZK
ISBC
DCOM
BKU
NYCB

Source: Barclay's Research and S&P Global Market Intelligence

What We are Watching

(As of 9/30/18)

- We expect deposit beta will rise to levels between 30% & 40%
- Mix of DDA to Total Deposits could decline gradually from 83% to 75%-80%
- Interest-bearing deposit costs for 2019 expected to range from 45 to 55 bps
- Fund distributions & market activity could lead to slower growth or declines in deposits in some quarters

SVB Cost of Deposits vs. Mid-Cap Peers



140
105
70
35
0
Average 65bp
7
SIVB
CBSH
AMAL
ZION
BOH
CFR
FIBK
WBS
FRC
PB
FHB
UMPQ
WAL
BPOP
SNV
FFBC
FULT
TCF
UBSH
PBCT
FHN
EWBC
ASB
SBNY
TCBI
OZK
ISBC
DCOM
BKU
NYCB

Source: Barclay's Research and S&P Global Market Intelligence

Driving On-Balance Sheet Deposit Growth

New Clients

- 1,066 core clients deposited $885m of new funds on the balance sheet in Q3'18

+Continued on-balance sheet product development

- $1.5B of new Money Market funds added since Q1
- $800m of on-balance sheet funds as of 9/30/18
- Additional new products in development to support new and existing client needs

+Opportunities to progressively move <u>some</u> clients on balance sheet

- We estimate 10%-20% of Repo/Sweep clients are addressable with new products over the long term


82
$B
SVB Asset Management
38
Sweep
36
Repo
8

Off-balance Sheet Client Funds at 9/30/18

High-Quality Diversified Loan Portfolio


Gross Loans
$27.7 B1,2
Private Bank
$3.0
11%
Other
$0.4
1%
Wine
$0.9
3%
Software/ Internet
$6.3
23%
Hardware
$1.3
5%
Life Science/ Healthcare
$2.4
9%
Private Equity/ Venture Capital
$13.4
48%

Technology, Life Science/ Healthcare[1] $9.8B

Early Stage $1.6 (6%)	**Investor-dependent 1** *Revenue: $0-$5M*
Non-Early Stage $1.4 (5%)	**Investor-dependent 2** *Revenue >$5M*
Balance Sheet $2.4 (9%)	**Balance-sheet dependent** *Covered by Current Assets; $1.0B is Asset-Based Lending*
Sponsored Buyout $2.2 (8%)	**Cash flow dependent 1**
Other $2.4 (9%)	**Cash flow dependent 2** *Cash Flow & Hybrid*

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Strong Loan Growth, Led by Private Equity


PE/VC
32%
33%
39%
43%
48%
$B
14.4
16.7
19.9
23.1
27.5
Loans
12/31/14
12/31/15
12/31/16
12/31/17
9/30/18
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- We can continue to grow our Capital Call portfolio for the foreseeable future with a soft target in the mid-50% range of total loans
- The size of the Private Equity market offers substantial opportunities
- Growth from our other lending businesses provides additional headroom for Capital Call growth


PE/VC
32%
33%
39%
43%
48%
$B
14.4
16.7
19.9
23.1
27.5
Loans
12/31/14
12/31/15
12/31/16
12/31/17
9/30/18


Average Loan Yields
As of 9/30/18
$B
8.4%
2.4
Life Science/ Healthcare
3.3%
3.0
Private Bank
6.7%
7.6
Technology
13.4
4.4%
PE/VC
YTD '18

Private Equity:
High Growth, Diversification, Low Risk (at 9/30/18)

- › High quality, strong underwriting
- › Strong secondary markets
- › No credit losses in history of product



Investment Style
PE - Other
7%
PE - Real Estate
5%
Venture Capital Fund
12%
PE - Buyout
16%
PE - Debt
9%
PE - Fund of Funds
24%
PE - Growth
27%



Industry
Other
10%
Technology
24%
Consumer
10%
Financial Services/FinTech
2%
Healthcare/Life Sciences
5%
Industrial
7%
Infrastructure
1%
Natural Resources
2
Real Estate
5%
Debt
9%
Energy
2%
Fund of Funds
24%
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GAAP Non-Interest Income



$M
572.2
472.8
456.6
557.2
558.3
Other
Equity Warrant Gains
Gains on Investment Securities
Core Fee Income
'14
'15
'16
'17
YTD '18

Core Fee Income* Growth Drivers

Client Acquisition

Client Investment Funds

- Higher balances due to strong liquidity
- Higher yields due to rising rates

Foreign Exchange Volatility

- Higher volumes
- Investments in platform

New Client Growth



Client Count**
15,242
17,802
19,967
22,671
24,231
$M
210
15
26
40
42
16
72
265
22
33
47
57
21
87
316
32
33
53
68
26
104
379
56
43
59
77
29
116
370
89
31
56
69
25
101
'14
'15
'16
'17
YTD
Total Core Fee Income
Client Investment Fees
Lending Related fees
Deposit Service Charges
Credit Card fees
Letter of Credit/Standby LOC
Foreign Exchange Fees

*Non-GAAP measure; see our most recent SEC filings for reconciliation information

Non-interest income: market-related gains

Non-GAAP net gains on investment securities net of non-controlling interests*
Net gains on equity warrant assets


$M 101.7
30.7
71.0
128.3
57.3
71.0
81.3
43.4
37.9
90.0
35.4
54.6
120.5
48.1
72.4
'14
'15
'16
'17
YTD

Drivers

- VC/PE funding & investment activity
- Exit markets: M&A & IPOs
- Growing portfolio of 2,031 warrants
- $4.3B of Committed Capital

What We Are Watching

- Gains/losses subject to market changes

*Non-GAAP measure; see our most recent SEC filings for reconciliation information

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History of High Credit Quality Through Cycles

- Strong Credit Management
- Disciplined Underwriting
- Long-Experience with Our Clients' Liquidity Flows & Stressors



Net Charge-Offs/Total Gross Loans
NCO Rate Top 100 Banks
3.32%
0.77%
2.92%
2.64%
0.51%
0.46%
0.22%
0.22%
'00
'02
'04
'06
'08
'10
'12
'14
'16
YTD

2000
48% Technology
30% Early Stage
% of Total Loans

2007
47% Technology
14% Early Stage

2018
28% Technology
6% Early Stage



Warrant Gains Have Exceeded Early-Stage Charge-Offs Over Time
Aggregate Warrant Gains Net of Early-Stage Losses
Cumulative Net Gains
(Warrants Less Early-Stage NCOs)
Net Gains on Equity Warrant Assets
Early-Stage Net Charge-Offs
$162M
$105M
$45M
$-15M
$-75M
$8
$3
$0
$3
$22
$23
$11
$0
$7
$37
$19
$46
$71
$71
$38
$55
$72
$(13)
$(1)
$(2)
$(7)
$(10)
$(16)
$(58)
$(23)
$(1)
$(21)
$(26)
$(30)
$(12)
$(45)
$(35)
$(24)
2002
'03
'04
'05
'06
'07
'08
'09
'10
'11
'12
'13
'14
'15
'16
'17
YTD


Investments in Growth &
Improved Operating Leverage
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Investments for Growth & Improved Operating Leverage



Average full-time equivalent employees
1,815
2,004
2,225
2,396
2,623
$M
409
474
514
606
543
121
101
187
138
122
214
150
120
244
185
145
277
153
155
235
'14
'15
'16
'17
YTD
Compensation & Benefits
Other employee comp
Incentive comp
Salaries/wages

Revenue & growth investment initiatives:

- Investments in people to support growth, drive business strategy & pay for strong performance
- Other employee compensation growth driven in part by higher share-based compensation expenses

Investments for Growth & Improved Operating Leverage


49% / 64%
53% / 59%
54% / 57%
51% / 54%
45% / 49%
GAAP Efficiency Ratio/
Core Efficiency Ratio
$M
291
77
30
50
94
307
97
40
35
52
83
346
105
40
40
66
95
404
120
42
48
72
122
338
91
36
41
58
112
'14
'15
'16
'17
YTD
Total Expenses
Other expenses
Business dev.
Net occupancy
Premises & equip
Professional services

Revenue & growth investment initiatives:

- Client experience
- People (staffing, enablement, performance-based incentive compensation)
- Infrastructure improvements (banking & risk management)

*Core Efficiency Ratio excludes the impact of warrant & investment securities gains and losses. This is a non-GAAP measure. Please refer to our Form 8-K filed on this date for reconciliation information.

Investment Priorities Driving 2019 Expense Growth

65% of Increase Driven by Investments in Our People

Hiring initiatives to improve revenue growth opportunities & to better support the bank

- Canada & Germany expansion
- Private Bank/ Wealth advisory expansion
- Front Office Sales
- Relationship Management
- Risk Management
- Competitive pay in high-cost markets
- Hiring to support volume growth

20% of Increase Driven by Our Strategic Priorities

- Global onboarding (including client, loan & credit onboarding)
- Digitizing & Governing Data Infrastructure
- Employee enablement (CRM, mobility tools) & scalability
- Digital Bank
- Risk Management

10% of Increase Driven by Fee Income Growth Initiatives

- Core fee income growth initiatives drive higher transaction volumes

Investing to Improve Operating Leverage & Support Our Growth

Target Outcomes

- Expanded product offerings with new opportunities for revenue growth
- Improved future operating leverage through transformation of key business processes & implementation of scalable solutions
- 2020 expense growth rate target: high single digits

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Asset Sensitivity

Reducing the downside of rate sensitivity while preserving the benefits

› **Loan Rate Floors**
Preserve income when rates fall

› **Portfolio Cash Flows**
Reduce sensitivity by reducing near-term cash flows

› **"Receive Fixed" Rate Swaps**
Convert variable-rate loans to fixed



-100 bps NII Sensitivity
16%
14%
12%
-14.4
-14.7
-15.7
-14.0
-13.7
-12.9
%Change from Base
Driving to sensitivity of <10% to -100 bps shock
Q2'17
Q3'17
Q4'17
Q1'18
Q2'18
Q3'18


Strong Capital Base
+ Capital Accretion
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Strong Capital Position (Holding Company)


Tier 1 Leverage Ratio%
CET1%
12.28
12.8
12.78
13.28
7.74
7.63
8.34
8.34
8.99
'14
'15
'16
'17
9/30/18

Drivers

- Growing low-cost client funds franchise
- Lending growth
- Fee income from client growth, deeper relationships & client funds
- Higher rates, lower taxes
- Improved portfolio mix & stable credit environment
- Warrant & Investment Gains

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Strong Tier 1 Leverage & Risk-Based Capital Levels


Tier 1 Leverage Ratio (Holding Company)%
(Holding Company)%
12.28
12.8
12.78
13.28
7.74
7.63
8.34
8.34
8.99
'14
'15
'16
'17
9/30/18


Tier 1 Leverage Ratio%
(Bank)%
12.52
12.65
12.06
11.98
6.64
7.09
7.67
7.56
7.82
'14
'15
'16
'17
9/30/18
svb

Regulatory Capital	Total Capital	Tier 1 Capital	Tier 1 Common Equity	Tier 1 Lvrg.	TCE/ Tangible Assets	TCE/ Risk Weighted Assets
SVBFG	14.34%	13.45%	13.28%	8.99%	8.47%	13.00%
SVB	12.91%	11.98%	11.98%	7.82%	7.44%	11.70%
Pro-Forma SVBFG	12.42%	11.53%	11.36%	7.75%	7.61%	11.66%

*Pro forma includes full impact to equity from $280m acquisition of Leerink Partners (pending closing in Q1'2019) & $500m stock repurchase program

- ***Expected Capital Accretion of 20-30 bps/Qtr***
- ***Priority: Reinvesting Capital into Growth at Target ROE & EPS Thresholds***
- ***Maintain Sufficient Capital for Strategic Purposes & Contingencies***

2019 Preliminary Outlook

10/25/18
Assumes No Interest Rate Increases or Acquisition of Leerink

Business Drivers
Outlook vs. 2018 Results

Core Fee Income
Increase at a percentage rate in the mid-teens

Non-Interest Expense
(excluding expenses related to non-controlling interests)
Increase at a percentage rate in the mid teens

Avg. Loans
Increase at a percentage rate in the mid-teens

Avg. Deposits
Increase at a percentage rate in the high single digits

Net Interest Income
Increase at a percentage rate in the high teens

Long-Term Financial Targets

Strong, sustainable, smart growth

ROE *~15% in low rate environment*

~20% in a normalized environment*

Core EPS *~10% growth in a flat rate environment*

~20% growth in a rising rate environment

*Normalized rate environment represents Fed funds rate above 250 bps

Investments in growth & improved operating leverage

Normalized* Rates
*Mid-40% Core Efficiency Ratio***

Low Rates
Mid-50% Core Efficiency Ratio

**Core Efficiency Ratio excludes the impact of warrant & investment securities gains & losses. This is a non-GAAP measure. Please refer to our Form 8-K filed on this date for reconciliation information.

Asset sensitivity

<10% in Down 100 bps

>10% in Up 100 bps

Strong capital & liquidity

Bank Tier 1 Leverage Target – 7-8%

LTD Ratio <70%

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Growth Opportunities Panel
Yvette Butler
Head of Private Banking & Wealth Advisory
Jesse Hurley
Head of Global Fund Banking
Erin Platts
Head of Relationship Banking, Europe
Moderator
Marc Cadieux
Chief Credit Officer
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Strategy Takeaways

World Class Client Experience

NPS = Market Leading

Industry Leading Employee Engagement & Diversity

Employee Engagement > 80

Diverse High Income Earners > 60%

Commanding Market Share

#1 Market Position

Consistent, Peer Leading Financial Performance

ROE ~ 15% in a low rate environment & ~ 20% in a normalized environment*

Core EPS ~ 10% growth in a flat rate environment & ~ 20% in an increasing rate environment

* Normalized rate environment represents Fed Funds Rate above 250 bps.

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Execution Takeaways
We have significant momentum in our markets
Our unique approach to client service, our networks & expertise set us apart
We are investing in our growth for the long term
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Financial Takeaways

Strong, sustainable, smart growth

ROE *~15% in low rate environment*

~20% in a normalized environment*

Core EPS *~10% growth in a flat rate environment*

~20% growth in a rising rate environment

*Normalized rate environment represents Fed funds rate above 250 bps

Investments in growth & improved operating leverage

Normalized* Rates
*Mid-40% Core Efficiency Ratio***

Low Rates
Mid-50% Core Efficiency Ratio

Ranges +5% with Leerink Impact

**Core efficiency ratio excludes impact of warrant & investment security gains

Asset sensitivity

<10% in Down 100 bps

>10% in Up 100 bps

Strong capital & liquidity

Bank Tier 1 Leverage Target – 7-8%

LTD Ratio <70%

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Thank You
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Non-GAAP Reconciliations

Non-GAAP reconciliation

Core fee income[1]

Non-GAAP core fee income (dollars in thousands)	Year ended December 31, 2014	2015[2]	2016	2017	YTD Sep 30, 2018
GAAP noninterest income	$572,239	$472,794	$456,552	$557,231	$558,277
Less: gains on investment securities, net	267,023	89,445	51,740	64,603	77,365
Less: net gains on equity warrant assets	71,012	70,963	37,892	54,555	72,393
Less: other noninterest income	24,573	47,004	50,750	59,110	38,671
Non-GAAP core fee income	$209,631	$265,382	$316,170	$378,963	$369,848

1) This is a non-GAAP measure. See "Use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.
2) Amounts prior to December 31, 2015 have not been revised to reflect the retrospective application of new accounting guidance adopted in the second quarter of 2015 related to deconsolidation of our investments in VC- and PE-related funds (ASU 2015-02).

Non-GAAP reconciliation[1]

Net gains on investment securities

Non-GAAP net gains on investment securities (dollars in thousands)	Year ended December 31, 2014	2015[2]	2016	2017	YTD Sep 30, 2018
GAAP net gains on investment securities	$267,023	$89,445	$51,740	$64,603	$77,365
Less: income attributable to noncontrolling interests, including carried interest	236,294	32,115	8,312	29,187	29,218
Non-GAAP net gains on investment securities, net of noncontrolling interests	$ 30,729	$ 57,330	$ 43,428	$ 35,416	$48,147

1) This is a non-GAAP measure. See "Use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.
2) Amounts prior to December 31, 2015 have not been revised to reflect the retrospective application of new accounting guidance adopted in the second quarter of 2015 related to deconsolidation of our investments in VC- and PE-related funds (ASU 2015-02).

Non-GAAP reconciliation*

Capital ratios

Consolidated (SVBFG) TCE/TA and TCE/RWA

Non-GAAP tangible common equity and tangible assets (dollars in thousands, except ratios)	Year ended December 31, 2014	2015	2016	2017	Mar 31, 2018	Jun 30, 2018	Sep 30, 2018
GAAP SVBFG stockholders' equity	$2,813,072	$3,198,134	$3,642,554	$4,179,795	$4,415,446	$4,657,653	$4,924,369
Less: Intangible assets	—	—	—	—	—	—	—
Tangible common equity (TCE)	$2,813,072	$3,198,134	$3,642,554	$4,179,795	$4,415,446	$4,657,653	$4,924,369
GAAP Total assets	$39,337,869	$44,686,703	$44,683,660	$51,214,467	$53,500,787	$55,867,745	$58,139,734
Less: Intangible assets	—	—	—	—	—	—	—
Tangible assets (TA)	$39,337,869	$44,686,703	$44,683,660	$51,214,467	$53,500,787	$55,867,745	$58,139,734
Risk-weighted assets (RWA)	$21,755,091	$25,919,594	$28,248,750	$32,736,959	$34,903,720	$36,727,118	$37,889,139
Tangible common equity to tangible assets	7.15%	7.16%	8.15%	8.16%	8.25%	8.34%	8.47%
Tangible common equity to risk-weighted assets	12.93%	12.34%	12.89%	12.77%	12.65%	12.68%	13.00%

Bank only TCE/TA and TCE/RWA

Non-GAAP tangible common equity and tangible assets (dollars in thousands, except ratios)	Year ended December 31, 2014	2015	2016	2017	Mar 31, 2018	Jun 30, 2018	Sep 30, 2018
Tangible common equity (TCE)	$2,399,411	$3,059,045	$3,423,427	$3,762,542	$3,900,094	$4,068,918	$4,260,685
Tangible assets (TA)	$37,607,973	$44,045,967	$44,059,340	$50,383,774	$52,622,450	$55,035,371	$57,245,029
Risk-weighted assets (RWA)	$21,450,480	$24,301,043	$26,856,850	$31,403,489	$33,396,675	$35,326,564	$36,424,091
Tangible common equity to tangible assets	6.38%	6.95%	7.77%	7.47%	7.41%	7.39%	7.44%
Tangible common equity to risk-weighted	11.19%	12.59%	12.75%	11.98%	11.68%	11.52%	11.70%

* See "Use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.

Non-GAAP reconciliation

Non-GAAP core efficiency ratio

(Dollars in thousands, except ratios)	Year ended December 31, 2014	2015[2]	2016	2017	YTD Sep 30, 2018
GAAP noninterest expense[1]	$ 700,669	$ 779,962	$ 859,797	$ 1,010,655	$ 880,601
GAAP net interest income	$ 856,595	$ 1,006,425	$ 1,150,523	$ 1,420,369	$ 1,379,528
GAAP noninterest income	$ 572,239	$ 472,794	$ 456,552	$ 557,231	$ 558,277
Less: GAAP gains on investment securities, net	267,023	89,445	51,740	64,603	77,365
Less: GAAP gains on equity warrant assets, net	71,012	70,963	37,892	54,555	72,393
Non-GAAP noninterest income	$ 234,204	$ 312,386	$ 366,920	$ 438,073	$ 408,519
GAAP total revenue[3]	$ 1,428,834	$ 1,479,219	$ 1,607,075	$ 1,977,600	$ 1,937,805
Non-GAAP total revenue[4]	$ 1,090,799	$ 1,318,811	$ 1,517,443	$ 1,858,442	$ 1,788,047
GAAP operating efficiency ratio[5]	49.04%	52.73%	53.50%	51.11%	45.44%
Non-GAAP core efficiency ratio[6]	64.23%	59.14%	56.66%	54.38%	49.25%

1) Our consolidated GAAP noninterest expenses were modified from prior periods' presentation to conform to the current period's presentation, which reflects our provision for loan losses and provision for unfunded credit commitments together as our "provision for credit losses". In prior periods, our provision for unfunded credit commitments were reported separately as a component of noninterest expense.
2) Amounts prior to December 31, 2015 have not been revised to reflect the retrospective application of new accounting guidance adopted in the second quarter of 2015 related to deconsolidation of our investments in VC- and PE-related funds (ASU 2015-02).
3) GAAP total revenue consists of GAAP net interest income plus GAAP noninterest income.
4) Non-GAAP total revenue consists of GAAP net interest income plus Non-GAAP noninterest income.
5) Ratio is calculated by dividing GAAP noninterest expense by GAAP total revenue.
6) Ratio is calculated by dividing GAAP noninterest expense by Non-GAAP total revenue.